Exhibit 99.2

FATHOM HOLDINGS INC. 2000 REGENCY PARKWAY DR. SUITE 300 CARY, NORTH CAROLINA 27518  SCAN TO VIEW MATERIALS & VOTE  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T03048-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  DETACH AND RETURN THIS PORTION ONLY FATHOM HOLDINGS INC.The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. To adopt the Merger Agreement and Plan of Reorganization, dated June 16, 2026, by and between Fathom Holdings Inc., Bed Bath & Beyond, Inc. and Fathom Merger Sub, Inc., a wholly-owned subsidiary of Bed Bath & Beyond, Inc. (such proposal, the “Merger Proposal”);  !! ! 2. To approve on an advisory (non-binding) basis the compensation that may be paid or become payable to the Fathom Holdings Inc.’s named executive officers that is based on or otherwise relates to the merger (the “Merger-Related Compensation Proposal”); and  ! ! ! 3.To approve one or more adjournments of the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Merger Proposal (the “Adjournment Proposal”). ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. T03049-TBD Fathom Holdings Inc. Proxy Solicited on Behalf of the Board of Directors of Fathom Holdings Inc. For the Special Meeting of Stockholders to be held on [_______], 2026 The undersigned, revoking all previous proxies, hereby appoints Adam Rothstein and Daniel Weinmann and each of them acting individually, as the proxy of the undersigned, with full power of substitution, to vote, as indicated on the reverse side and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Special Meeting of the Stockholders of Fathom Holdings Inc. to be held at the Fathom Holdings Inc.’s corporate offices at 2000 Regency Parkway Drive, Cary, North Carolina 27518 on [_______], 2026, and any adjournment or postponement thereof.This proxy is solicited on behalf of the Board of Directors of Fathom Holdings Inc. Unless otherwise specified, the shares will be voted “FOR” the approval of the Merger Proposal, “FOR” the approval of the Merger-Related Compensation Proposal, and “FOR” the Adjournment Proposal. This proxy also delegates discretionary authority with respect to any other business which may properly come before the Special Meeting or any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations for each of the proposals included herein. If any other matters properly come before the meeting, and any adjournment or postponement thereof, the persons named in the proxy will vote in their discretion on such matters. Continued and to be signed on reverse side